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NY VA 3 AM
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                                   CONSENT OF
                                 FOLEY & LARDNER


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account II (File No. 333-38176).




                                                  /s/ Foley & Lardner
                                                      FOLEY & LARDNER

Washington, D.C.
April 19, 2001